UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 17, 2012

GBS ENTERPRISES INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-53223	27-3755055

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

585 Molly Lane

Woodstock, GA 30189

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (404) 474-7256

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(b) On August 17, 2012, GBS Enterprises Incorporated (the “Company”) received a letter from Grant Thornton GmbH (“Grant Thornton”), the independent public accountants of GROUP Business Software AG, Eisenach, a subsidiary of the Company (“GBS AG”), that the financial statements as of and for the year ended December 31, 2011 relating to the audit of GBS AG which were included in the Company’s Annual Report for the year ended March 31, 2012 on Form 10-K filed July 16, 2012 and the Form S-1/A filed July 19, 2012, should no longer be relied upon because the audit was not conducted in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”). The letter also stated that Grant Thornton conducted a statutory audit of the financial statements of GBS AG in accordance with the German Commercial Code and German Generally Accepted Auditing Standards (the “Statutory Audit”). Such Statutory Audit did not require an audit of the statement of cash flows of GBS AG. The Company’s officers have discussed the contents of the letter and the matters disclosed in response to this Item 4.02(b) with Grant Thornton and have concluded that the audit report of the financial statements of GBS AG for the period ended December 31, 2011 can no longer be relied upon. Accordingly, the Company has requested that GBS AG extend the engagement of Grant Thornton to conduct the Statutory Audit in compliance with the standards of the PCAOB as soon as possible and that such extended engagement also include the audit of the statement of cash flows of GBS AG. After receiving Grant Thornton’s audit report, the Company intends to amend, as promptly as practicable, its Form 10-K filed July 16, 2012 and its Form S-1/A filed July 19, 2012.

(c) The Company has provided Grant Thornton with a copy of this Form 8-K representing the Company’s response to Item 4.02(b) of Form 8-K on the same day as the filing of this Report on Form 8-K with the Securities and Exchange Commission (the “SEC”). The Company has requested that Grant Thornton furnish the Company with a letter addressed to the SEC stating whether Grant Thornton agrees with the statements made by the Company in response to Item 4.02(b) and, if not, stating the respects in which it does not agree. The Company will amend this Form 8-K by filing Grant Thornton’s letter as an exhibit to the filed Form 8-K no later than two business days after the Company’s receipt of the letter from Grant Thornton as described in this paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2012

GBS ENTERPRISES INCORPORATED

By:	/s/ Markus Ernst
Name: Markus Ernst
Title: Chief Financial Officer